UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 8, 2015

Citigroup Commercial Mortgage Trust 2015-GC31

(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Rialto Mortgage Finance, LLC

RAIT Funding, LLC
KGS-Alpha Real Estate Capital Markets, LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-09	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On July 8, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2015-GC31, Commercial Mortgage Pass-Through Certificates, Series 2015-GC31 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B, Class PEZ, Class C and Class D Certificates (collectively, the “Public Certificates”), (ii) the Class E, Class F, Class G, Class H and Class R (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $666,096,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co”) and Drexel Hamilton, LLC (“Drexel”, and together with Citigroup and GS&Co., in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 24, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Drexel is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated June 24, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $57,227,869, were sold to Citigroup, GS&Co., Wells Fargo Securities, LLC (“WFS”) and Drexel (collectively with Citigroup, GS&Co. and WFS, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 24, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC31 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 76 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2015 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2015 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, (iv) RAIT Funding, LLC (“RAIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2015 (the “RAIT Mortgage Loan Purchase Agreement”), between the Depositor and RAIT and (v) KGS-Alpha Real Estate Capital Markets, LLC (“KGS”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2015 (the “KGS Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC

Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement and the RAIT Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and FCRE.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Dallas Market Center (the “Dallas Market Center Mortgage Loan”) is part of a loan combination (the “Dallas Market Center Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and two pari passu companion loans (each, a “Dallas Market Center companion loan”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Dallas Market Center Loan Combination, (i) the Dallas Market Center companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the GS Mortgage Securities Trust 2015-GC30, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (the “GSMS 2015-GC30 certificates”), and (ii) the Dallas Market Center Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GC30 certificates, dated as of May 1, 2015 (the “GSMS 2015-GC30 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “GSMS 2015-GC30 Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “GSMS 2015-GC30 Special Servicer”), Trimont Real Estate Advisors, Inc., as operating advisor, U.S. Bank National Association, as trustee (the “GSMS 2015-GC30 Trustee”), and U.S. Bank National Association, as certificate administrator. The GSMS 2015-GC30 Master Servicer and the GSMS 2015-GC30 Special Servicer are responsible for servicing the Dallas Market Center Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GC30 Trustee is the mortgagee of record with respect to the Dallas Market Center Mortgage Loan.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus Supplement as Selig Office Portfolio (the “Selig Office Portfolio Mortgage Loan”) is part of a loan combination (the “Selig Office Portfolio Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and three pari passu companion loans (each, a “Selig Office Portfolio companion loan”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Selig Office Portfolio Loan Combination, (i) the Selig Office Portfolio companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the Citigroup Commercial Mortgage Trust 2015-GC29, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 (the “CGCMT 2015-GC29 certificates”), (ii) the Selig Office Portfolio Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2015-GC29 certificates, dated as of April 1, 2015 (the “CGCMT 2015-GC29 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “CGCMT 2015-GC29 Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “CGCMT 2015-GC29 Special Servicer”), Deutsche Bank Trust Company Americas, as trustee (the “CGCMT 2015-GC29 Trustee”), Citibank, N.A., as certificate administrator, and Situs Holdings, LLC, as operating advisor. The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Crowne Plaza Bloomington (the “Crowne Plaza Bloomington Mortgage Loan”) is part of a loan combination (the “Crowne Plaza Bloomington Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “Crowne Plaza Bloomington companion loan”) that is held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Crowne Plaza Bloomington Loan Combination, (i) the Crowne Plaza Bloomington companion loan, evidenced by the controlling promissory note A-1, is part of a mortgage pool backing the CGCMT 2015-GC29 certificates, (ii) the Crowne Plaza Bloomington Loan Combination is being serviced pursuant to the CGCMT 2015-GC29 PSA. The CGCMT 2015-GC29 Master Servicer and the CGCMT 2015-GC29 Special Servicer are responsible for servicing the Selig Office Portfolio Mortgage Loan and the Crowne Plaza Bloomington Mortgage Loan and administering the related mortgaged properties, and the CGCMT 2015-GC29 Trustee is the mortgagee of record with respect to the Selig Office Portfolio Mortgage Loan and the Crowne Plaza Bloomington Mortgage Loan.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, Rialto, RAIT and KGS. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,087,620, were approximately $718,520,035. Of the expenses paid by the Depositor, approximately $232,904 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $3,854,716 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated June 24, 2015 to the Prospectus, dated January 16, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the GSMS 2015-GC30 PSA, the CGCMT 2015-GC29 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.             Financial Statements and Exhibits.

(d)            Exhibits

Exhibit 1              Underwriting Agreement, dated as of June 24, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1           Pooling and Servicing Agreement, dated as of July 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2           Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC30 certificates, dated as of May 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as certificate administrator.

Exhibit 4.3           Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-GC29 certificates, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 5              Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015.

Exhibit 8              Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015 (included as part of Exhibit 5).

Exhibit 10.1         Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2        Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3         Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4         Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.5        Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23            Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Vice President

CGCMT 2015-GC31 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of June 24, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC30 certificates, dated as of May 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-GC29 certificates, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015.	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Citigroup Global Markets Realty Corp.	(E)

and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
10.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between RAIT Funding, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which RAIT Funding, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
10.5	Mortgage Loan Purchase Agreement, dated as of July 1, 2015, between KGS-Alpha Real Estate Capital Markets, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which KGS-Alpha Real Estate Capital Markets, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 8, 2015 (included as part of Exhibit 5).	(E)